UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14-101)
Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Gottschalks Inc.
(Name of Registrant as Specified in its Charter)

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GOTTSCHALKS INC.
7 River Park Place East
Fresno, California 93720
(559) 434-4800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: June 23, 2005
Time: 9:30 a.m., Pacific Daylight Time
Place: Gottschalks Inc. corporate headquarters located at 7 River Park Place East, Fresno, California

Matters to be voted on:

1. Election of eleven members of the Board of Directors; and

2. Proposal to approve the Gottschalks Inc. 2005 Stock Option Plan; and

3. Any other matters properly brought before the stockholders at the meeting.

By order of the Board of Directors,

Joe Levy
Chairman

Fresno, California
May 27, 2005

PROXY STATEMENT

Your vote at the annual meeting is important to us. You may vote your shares via the Internet by accessing the voting site shown on your proxy card, by telephone by calling the toll-free number shown on your proxy card, by mail using the proxy card, or in person by attending and voting at the meeting.

This proxy statement has information about the annual meeting and was prepared by the Company's management for the Board of Directors. This proxy statement and the accompanying proxy card are being first mailed to stockholders on or about May 27, 2005.

Questions and Answers About Voting

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on April 29, 2005, the record date for our meeting. A total of 13,125,269 shares of common stock can vote at the annual meeting. You have one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

You have four voting options:

INTERNET: You can vote over the Internet at the web address shown on your proxy card. Internet voting is available 24 hours per day. If you have access to the Internet, we encourage you to vote this way. IF YOU VOTE OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD.

TELEPHONE: You can vote by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours per day. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. IF YOU VOTE OVER THE TELEPHONE, DO NOT RETURN YOUR PROXY CARD.

PROXY CARD: You can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope provided. Follow the instructions on the enclosed proxy card to vote on the proposal to be considered at the annual meeting. If you vote by mail, sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal. Unless you instruct otherwise, the proxyholders will vote for each of the eleven director nominees and for the approval of the 2005 Stock Option Plan.

VOTE IN PERSON: You can attend the Annual Meeting and vote at that meeting.

What if other matters come up at the annual meeting?

The matters described in this proxy statement are the only matter we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

Yes. At any time before the vote on a proposal, you can change your vote. If you originally voted by Internet or telephone, merely access the website or call the toll-free telephone number originally used, and follow the instructions to change your vote. If you originally voted by mail, you may change your vote either by giving the Company's secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You also may attend the annual meeting and revoke your proxy card at that meeting. Your attendance alone does not automatically revoke your proxy card.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank, or other nominee, your shares are held in the "street name" and that party should give you instructions for voting your shares. The availability of Internet and telephone voting depends on that party's voting process. Please follow the instructions on the voting instruction form they send you.

If you are a participant in the Gottschalks Inc. Retirement Savings Plan (the "401(k) Plan"), you will receive separate voting instructions from the trustee of the 401(k) Plan. Internet and telephone voting will not be available to you. Please follow the instructions on the voting instruction form they send to you.

How are votes counted?

We will hold the annual meeting, if holders of a majority of the shares of common stock entitled to vote are represented at the annual meeting, in person or by proxy. If you properly executed your proxy, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on the proposal listed on the proxy card.

"Broker non-votes" will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal. A "broker non-vote" occurs with respect to a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares, and no instruction is given.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We also have asked registered banks and brokers to forward copies of these materials to shareholders for whom they act as nominees at our expense.

MANAGEMENT PROPOSAL
Election of Directors

The entire Board of Directors, consisting of eleven members, will be elected at the annual meeting. The eleven nominees receiving the highest number of votes will be elected. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting. All of the nominees are currently directors of the Company.

At the annual meeting, the persons named in this proxy statement will be nominated as directors. Each of the nominees has agreed to be named in this proxy statement and to serve as director if elected. Although we know of no reason why one or more of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available for election. Biographical information regarding each of the nominees is presented below. The ages listed for the nominees are as of March 31, 2005.

Nominee Biographies

Joe Levy Director since 1986

Joe Levy, age 73, the Chairman of the Company, has been the Chairman of the Board of the Company since 1986 and has served the Company and its predecessor and former subsidiary since 1956. From 1986 until 1999, he was also Chief Executive Officer of the Company. Prior to taking on his current role with the Company, Mr. Levy served the Company's predecessor and former subsidiary as Chairman and Chief Executive Officer from 1982 through 1986 and as Executive Vice President from 1972 through 1982. Mr. Levy serves on the Board of Directors of the National Retail Federation. He was formerly Chairman of the California Transportation Commission and served on the Executive Committee of Frederick Atkins, Inc. and the Board of Directors of Community Hospitals of Central California. He has also served on numerous other state and local commissions and public service agencies. Mr. Levy is the husband of Mrs. Sharon Levy.

James R. Famalette Director since 1997

James R. Famalette, age 52, became President and Chief Executive Officer of the Company in 1999 after serving as President and Chief Operating Officer since 1997. Prior to joining the Company, Mr. Famalette was President and Chief Executive Officer of Liberty House, a department and specialty store chain based in Honolulu, Hawaii, from 1993 through 1997. Mr. Famalette served in a variety of other positions with Liberty House from 1987 through 1993, including Vice President, Stores and Vice President, General Merchandise Manager. From 1975 through 1987, he served in various senior management positions with Village Fashions/Cameo Stores and Colonies, a specialty store chain.

Joseph J. Penbera Director since 1986

Joseph J. Penbera, age 58, is Professor of Business at California State University, Fresno, where he formerly served as Dean of The Craig School of Business. He also serves as a director of Verdisys Inc., an energy technology firm. Dr. Penbera is President of Economist USA, Inc. and is a former economist for Cal Bank & Trust, as well as other financial institutions. Dr. Penbera is also a director of Rug Doctor, L.P. and has served in that capacity since 1986.

Sharon Levy Director since 1986

Sharon Levy, age 71, was a director of the Company's predecessor and former subsidiary from 1982 until the time the Company was formed in 1986. She retired from service as an elected member of the Board of Supervisors of Fresno County in 2000, after serving on that board since 1975, including serving as Chairman in 1980, 1985, 1990, 1995 and 1999. Mrs. Levy also serves on numerous other public service agencies. Mrs. Levy is the wife of Mr. Joe Levy.

Frederick R. Ruiz Director since 1992

Frederick R. Ruiz, age 61, is the Chairman and co-founder of Ruiz Food Products, Inc., a privately held frozen food company based in Dinuba, California. He has held the position of Chairman for at least the last five years. Mr. Ruiz serves on the Boards of Directors of McClatchy Newspapers, The California Chamber of Commerce and The Hispanic College Fund. Mr. Ruiz is a member of the Business Advisory Council of California State University, Fresno.

O. James Woodward III Director since 1992

O. James Woodward III, age 69, has been an attorney in the private practice of law in Fresno, California since 1977. He has served as corporate counsel for several public corporations and was Executive Vice President of Glenfed, Inc. from 1988 through 1991. He is now of Counsel with Baker, Manock & Jensen. In addition to a private law practice, Mr. Woodward has had experience with financial institutions and in real estate development in California. He currently serves on the Boards of Governors of the California State University, Fresno Foundation and the Fresno Regional Foundation, and the Board of Directors of Verdisys, Inc.

Jorge Pont Sánchez Director since 1998

Jorge Pont Sánchez, age 67, has been Assistant to the Chairman and International Division Director of El Corte Inglés since 1997. With the exception of the period from 1997 through 1998, he has also been the President and Chief Executive Officer of The Harris Company ("Harris") since 1982. Mr. Pont Sánchez is President of Sephora Cosméticos España, serves on the Boards of Directors of World Wide Retail Exchange, Iberia Líneas Aéreas de España, Parque Temático de Madrid (Warner Bros. Park), Marco Polo Investments and Fundación Ramón Areces and is past President of the International Association of Departments Stores."

James L. Czech Director since 2002

James L. Czech, age 65, is President of The James L. Czech Company, LLC, a position he has held since August 2002. From 1993 through July, 2002, Mr. Czech was President, Development Group of Urban Retail Properties Co., the nation's largest third-party retail property management company. Also, from 1993 through 2000, Mr. Czech was Executive Vice President of Urban Shopping Centers, Inc. From 1983 to 1993, he served as President, Development Group of JMB Retail Properties Co.. From 1981 to 1983, Mr. Czech was Senior Vice President and Chief Financial Officer of Federated Stores Realty, Inc., the shopping center subsidiary of Federated Department Stores, Inc. Prior to 1981, he held senior level positions with various companies in the shopping center industry. Mr. Czech serves on the College of Commerce Advisory Council of DePaul University and the Development Council of The Chicago Province of The Society of Jesus. He is also a certified public accountant.

Thomas H. McPeters, Esq. Director since 2002

Thomas H. McPeters, Esq., age 68, is a senior partner in the law firm of McPeters McAlearney Shimoff & Hatt, and is Chief Financial Officer and Secretary and a member of the Board of Directors of Harris.

Dale D. Achabal Director since 2004

Dale D. Achabal, age 59, is the L.J. Skaggs Distinguished Professor and Associate Dean for Research & Development at Santa Clara University. He is also the Director of the Retail Management Institute and the Retail Workbench Research & Education Center, sponsored by a consortium of leading retailers from around the world. He has presented papers at industry and professional conferences throughout the U.S., Europe and Asia Pacific, and is on the CIO Council of the National Retail Federation. Dr. Achabal is a regular lecturer and consultant to a variety of organizations in the areas of retail revenue management and multi-channel retail strategies. He also serves on the Board of Directors of RivalWatch, VES and Goodwill Industries of Silicon Valley.

Philip S. Schlein Director since 2005

Philip S. Schlein, age 70, has been a partner of US Venture Partners, a venture capital firm dedicated to the entrepreneurial process and building world-class companies, since 1985. From 1974 to 1985 he was the President and CEO of Macys California and began his retail career in 1957 with R. H. Macy, Inc. Mr. Schlein served on the Board of Directors of Apple Computer from 1979 to 1987 and currently serves on the Boards of Directors of Catalist, Specialtys, Auction Drop, Sound ID, and Oakville Grocery.

Agreements With Nominees

Mr. Famalette. Under the terms of Mr. Famalette's employment agreement, the Company must cause Mr. Famalette to continue to be elected as a member of the Board of Directors during his term of employment. (See "Employment and Severance Agreements -- Employment Agreement.")

Mr. Pont Sánchez and Mr. McPeters. The Company, Mr. Joseph Levy, Mr. Bret Levy, El Corte Ingles and Harris are parties to a Stockholders' Agreement. Pursuant to the First Amendment to the Stockholders' Agreement, El Corte Ingles and Harris nominated Mr. Pont Sánchez and Mr. McPeters to the Gottschalks Board.

On August 20, 1998, the Company acquired substantially all of the assets and business of Harris pursuant to an Asset Purchase Agreement entered into with Harris and El Corte Ingles. Mr. Pont Sánchez is the President and Chief Executive Officer of Harris and is the International Division Director of El Corte Ingles. Mr. McPeters is the Chief Financial Officer and Secretary of Harris. As consideration for such assets and business, Gottschalks issued to Harris 2,095,900 shares of Gottschalks common stock and an 8% Non-Negotiable Extendable Subordinated Note, and assumed certain liabilities. As a condition to closing the acquisition, on the same day:

  Gottschalks, Harris, El Corte Ingles, Joseph Levy and Bret Levy entered into a Stockholders' Agreement (described below),

  Gottschalks and Harris entered into a Registration Rights Agreement granting Harris certain rights to participate in a registration statement filed by Gottschalks with the Securities and Exchange Commission, and

  Gottschalks and El Corte Ingles entered into a Standstill Agreement restricting El Corte Ingles' activities as an owner (through Harris) of Gottschalks common stock.

In the Stockholders' Agreement, El Corte Ingles, Harris, Joseph Levy and Bret Levy agreed, among other things, to do the following for the term of the Stockholders' Agreement:

  Initially, cause two El Corte Ingles nominees to be added to the Gottschalks Board. As a result, Mr. Álvarez Álvarez and Mr. Pont Sánchez were added to the Gottschalks Board during fiscal 1998. Upon the resignation of Mr. Álvarez Álvarez in September 2002, Mr. McPeters was added to the Gottschalks Board.

  Cause the Gottschalks Board to be structured to consist of not more than eleven members, of which two members will be El Corte Ingles nominees and the remaining nine members will be management nominees and independent nominees. Joe Levy chooses the management nominees from management or persons affiliated with management.

  Vote all Gottschalks common stock they own or have the power to vote in favor of the El Corte Ingles nominees, the management nominees and the independent nominees. Gottschalks also agreed to solicit proxies in favor of such nominees.

The Stockholders' Agreement provides for the El Corte Ingles nominees to be increased or decreased as a result of changes in the amount of Gottschalks common stock that El Corte Ingles owns (through Harris) as follows:

Impact of Changes In Ownership of Gottschalks' Outstanding Common Stock or Disposal of Common Stock (In Either Case Fully Diluted)	Change to Number of El Corte Ingles Nominees	Change to Size of Board
El Corte Ingles, directly or indirectly, beneficially owns at least 30% of common stock	Increased to 3	Increased to 12
El Corte Ingles disposes of more than 700,000 shares of common stock or El Corte Ingles and its affiliates beneficially own less than 10% of common stock	Decreased to 1	Decreased by number of El Corte Ingles nominees that must resign
El Corte Ingles disposes of more than 1,350,000 shares of common stock or El Corte Ingles and its affiliates beneficially own less than 5% of common stock	Decreased to 0	Decreased by number of El Corte Ingles nominees that must resign

The Stockholders' Agreement also:

  provides for proportional adjustments to the number of El Corte Ingles nominees in the event of an increase in the Board size (other than as the result of an acquisition transaction approved by the Board), contains other agreements between the parties regarding voting on change in control transactions and participation by Mr. Levy's family in a Gottschalks registration statement, and includes a non-compete agreement from Harris and El Corte Ingles.

The Stockholders' Agreement term (other than the provisions relating to restrictions on transfer by Harris of its shares, which terminated on August 20, 2003) lasts until the date El Corte Ingles is no longer entitled to nominees on the Gottschalks Board. The Standstill Agreement was terminated on December 7, 2004. Gottschalks has previously filed the Stockholders' Agreement, the First Amendment to the Stockholders Agreement, the 8% Non-Negotiable Extendable Subordinated Note, the New Non-Negotiable Subordinated Note, the Registration Rights Agreement, the Standstill Agreement, and the Termination of the Standstill Agreement with the Securities and Exchange Commission.

If a quorum is present, the eleven nominees for director receiving the highest number of votes will be elected.

The Board of Directors of the Company recommends that you vote for the nominees listed above. If you send in your proxy (either by Internet, telephone or by mail), it will be voted in favor of these nominees unless you specify otherwise.

PROPOSAL NO. 2
The Gottschalks Inc. 2005 Stock Option Plan

At the 2005 Annual Meeting, stockholders will be asked to approve the Gottschalks Inc. 2005 Stock Option Plan (the "Plan"). The Board approved the Plan, subject to stockholder approval, on March 4, 2005.

The Company currently maintains the Gottschalks Inc. 1998 Stock Option Plan (the "1998 Plan"). As of March 4, 2005, approximately 1,547,750 shares remained subject to awards then outstanding under the 1998 Plan, and approximately 594,500 shares were then available for additional awards.

The Board approved the Plan based, in part, on the belief that an insufficient number of shares remained available under the 1998 Plan to adequately provide for future incentives. If stockholders approve the Plan, no new options will be granted under the 1998 Plan after the 2005 Annual Meeting. If stockholders do not approve the Plan, the Company will continue to have the authority to grant awards under the 1998 Plan. If stockholders approve the Plan, the termination of our grant authority under the 1998 Plan will not affect options then outstanding under that plan.

The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan. A copy of which is attached to this Proxy Statement as Exhibit I.

The 2005 Stock Option Plan

Purpose

The purpose of the Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and other eligible persons through the grant of equity incentives. The purpose of the Plan is also to attract, motivate, and retain experienced and knowledgeable independent directors.

Stock Options

The Plan authorizes the grant of stock options. A stock option is the right to purchase shares of common stock at a future date at a specified price (the "exercise price" of the option). The per share exercise price of each option granted under the Plan will be determined by the Compensation Committee of the Board at the time of grant, but, in the case of options intended to qualify as "incentive stock options" under the Internal Revenue Code, will not be less than the fair market value of a share of common stock on the date of grant.

An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the Plan. Full payment for shares purchased on the exercise of an option granted under the Plan must be made at the time of such exercise in a form and manner approved by the Compensation Committee. Generally, an option granted under the Plan will expire not more than 10 years after its date of grant.

Administration

Our Board or one or more committees appointed by our Board will administer the Plan. The Board has delegated general administrative authority over the Plan, including the power to grant options, to the Compensation Committee. A committee may delegate some or all of its authority with respect to the Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator").

The Administrator has broad authority under the Plan with respect to option grants including, without limitation, the authority to (1) determine the number of shares that are to be subject to options and the terms and conditions of such options; (2) permit the recipient of any option to pay the exercise price of the option in cash, the delivery of previously owned shares of common stock, or by notice and third party payment or by cashless exercise on such terms as the Administrator may authorize; (3) to amend the terms of options; (4) to accelerate the receipt or vesting of benefits pursuant to an option; and (5) to make certain adjustments to an outstanding option and authorize the conversion, succession or substitution of an option in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Options; Possible Early Termination of Options").

No Repricing

The Administrator may not amend or otherwise reduce the per share exercise price of an option to a price that is less than 100% of the fair market value of the common stock on the date the option was first granted (except to take account of stock splits, stock dividends, and certain other reorganizations affecting the common stock).

Eligibility

Persons eligible to receive options under the Plan include officers and employees of the Company and its subsidiaries, members of the Board who are not employed by the Company, and certain consultants, advisors, and agents who have rendered or who render certain bona fide services to the Company or a subsidiary. In addition to discretionary option grants, members of the Board who are not employed by the Company are eligible to receive certain automatic option grants under the Plan, as described more fully below. Currently, approximately 150 officers and employees of the Company and its subsidiaries (including all of the Company's named executive officers), and each of the Company's 5 non-employee directors, are considered eligible under the Plan.

Transfer Restrictions

Subject to limited exceptions contained in the Plan (which generally include transfers to the Company, a participant's designation of a beneficiary, the exercise of a participant's option by his or her legal representative in the event of the participant's disability, transfers pursuant to certain court orders, and "cashless exercises" approved by the Administrator), options granted under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Administrator may permit the transfer of an option if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

Limits on Options; Authorized Shares

The aggregate number of shares of common stock that may be issued or delivered pursuant to awards under the Plan is 1,500,000 shares. The Plan also provides (1) that a maximum of 100,000 shares of common stock may be subject to options granted under the plan to any individual during any calendar year, and (2) that a maximum of 200,000 shares of common stock may be delivered under the Plan pursuant to options automatically granted to non-employee directors.

As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then-outstanding options, as well as exercise prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

To the extent that an option is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan will again be available for subsequent awards under the Plan. In addition, the Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Plan.

Except as expressly provided with respect to the termination of the authority to grant new options under the 1998 Plan if stockholders approve the Plan, the Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

Automatic Option Grants to Non-Employee Directors

The Plan provides that any person who becomes a member of the Board after the 2005 Annual Meeting and who, immediately prior to becoming a member of the Board, was not an officer or employee of the Company will be automatically granted a nonqualified stock option to purchase 5,000 shares of common stock as of the date that he or she becomes a member of the Board. In addition, at the close of trading on the first business day in each calendar year during the term of the Plan, each member of the Board who is not an officer or employee of the Company and who is then continuing in office will be automatically granted (on such date) a nonqualified stock option to purchase 5,000 shares of common stock.

A non-employee director may receive only one option under the automatic grant feature of the Plan in any one calendar year. Each option granted under the automatic grant feature will be for a 10-year term and will vest over four years in 25% installments. These options will terminate upon the non-employee director's termination of service from the Board and the vested portion will be exercisable for three months after the date of such termination. Vesting will accelerate if a director's services as a member of the Board terminate due to the director's death, disability, or retirement and will be exercisable for one year after such terminating event. The per share exercise price of each option granted to a non-employee director under the Plan's automatic grant feature will equal 100% of the fair market value of a share of common stock on the date of grant. Full payment for shares purchased upon exercise of an option must be paid in full at the time of exercise, payable in cash, by check, delivery of shares already owned by the non-employee director or by cashless exercise on such terms as the Administrator may authorize.

Acceleration of Options; Possible Early Termination of Options

Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option will become immediately exercisable. A "Change in Control Event" under the Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

Termination of or Changes to the Plan

The Board may amend or terminate the Plan (including the non-employee director grant provisions) at any time and in any manner. Unless required by applicable law, or any applicable listing agency or required under Section 162, 422 or 424 of the Internal Revenue Code to preserve the intended tax consequences of the Plan, stockholder approval of amendments will not be required. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2005 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier, no new options may be granted under the Plan after March 5, 2015, although the authority of the Administrator will continue as to any then outstanding options. Generally, outstanding options may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

Securities Underlying Options

The closing price of the common stock as of April 29, 2005 was $11.05 per share. If the Plan is approved by stockholders, the Company plans promptly to file a registration statement on Form S-8 to register the shares to be issued upon exercise of options granted under the Plan under the Securities Act of 1933.

Federal Income Tax Consequences

The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to a nonqualified stock option, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the exercise price of the option and the fair market value of the underlying shares at the time of exercise. With respect to an incentive stock option, the Company is generally not entitled to a deduction nor does the optionee recognize income at the time of exercise.

If an option is accelerated under the Plan in connection with a change in control (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to options is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

Specific Benefits under the 2005 Stock Option Plan

The following chart presents the stock options that will be allocated, based on the stated assumptions, to non-employee directors pursuant to the automatic annual option grants, subject to any future amendments to the Plan.

2005 Stock Option Plan
(Annual Non-Employee Director Automatic Option Awards)

Name and Position	Number of Shares Underlying Stock Options
James R. Famalette, President, Chief Executive Officer and Director	Not eligible
Joe Levy, Chairman	Not eligible
Gary L. Gladding, Executive Vice President and General Merchandise Manager	Not eligible
J. Gregory Ambro, Senior Vice President and Chief Administrative and Financial Officer	Not eligible
Michael J. Schmidt, Senior Vice President and Director of Stores	Not eligible
Executive Group	Not eligible
Non-Executive Director Group (6 persons)	30,000 x 10(1)
Non-Executive Officer Employee Group (approximately 150 persons)	Not eligible

__________

(1) Represents the aggregate number of shares subject to automatic annual grants of stock options for calendar years 2006 through 2015, assuming, among other future variables, that there are no new eligible directors, there continues to be 6 eligible directors seated and that the number of shares subject to each annual grant is not increased or decreased. The actual number of shares that will be subject to stock options for initial one-time grants to new directors under this program and the number of other awards to any of the foregoing persons or groups is not determinable.

Except for the above feature of the Plan, the Company has not approved any option grants under the Plan that are conditioned upon stockholder approval of this Plan and is not currently considering any specific award grants under the Plan. If the Plan had been in existence during 2005, the Company expects that option grants would not have been substantially different from those actually made under the 1998 Plan. For information regarding awards granted to our executive officers in fiscal 2004, see the material under the heading "Compensation of Executive Officers" below.

The Board Of Directors Recommends A Vote In Favor Of The 2005 Stock Option Plan

The Board believes that the proposed Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, motivate, retain and reward persons important to the Company's success and to provide incentives based on increases in stockholder value.

The affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% of all shares of common stock entitled to vote on the proposal at the Annual Meeting (with each share entitled to one vote), is required for approval of this proposal.

All directors are currently eligible to receive awards under the Plan and therefore have an interest in the proposed Plan.

The Board of Directors of the Company has approved the 2005 Stock Option Plan and recommends that stockholders vote for the 2005 Stock Option Plan. Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies.

BOARD OF DIRECTORS

Meetings of the Board of Directors

During the fiscal year ended January 29, 2005 ("fiscal 2004"), the Board of Directors held 4 meetings. Each director attended, either in person or by telephone, at least 75% of the Board meetings and meetings of Board Committees that he or she was eligible to attend. The Board of Directors have affirmatively determined that a majority of the Board of Directors have no material relationship with the Company and are therefore independent under the standards of the New York Stock Exchange. Every director attended last year's annual meeting, but the Company does not currently have a policy with regard to Board members' attendance at annual meetings.

Committees of the Board. The Board of Directors has three principal committees. All members of the three committees are independent under the standards of the New York Stock Exchange and, with respect to the Audit Committee, the rules of the Securities and Exchange Commission ("SEC"). All three committees have written charters which are available upon written request to the Company at 7 River Park Place East, Fresno, California 93720 and are available at the Company's website at http://www.gottschalks.com. The following chart describes the function and membership of each committee and the number of times it met in the fiscal year ended January 31, 2004. Max Gutmann was a member of the Audit and Governance Committees prior to his retirement on May 1, 2005.

Audit Committee -- 4 Meetings

Function	Members

  Review report of independent registered public accounting firm

  Review scope of annual audit and quarterly reviews by independent registered public accounting firm

  Engage, oversee and, where appropriate, replace the external auditors

  Evaluate independence of independent registered public accounting firm

  Oversee internal accounting and control systems

  Review with management and auditors accounting and financial reporting requirements and practices affecting the Company

  Evaluate and oversee internal audit staff
Joseph J. Penbera, Chairman James L. Czech Frederick R. Ruiz O. James Woodward III Dale D. Achabal

The Board of Directors had determined that Joseph J. Penbera is an "audit committee financial expert," as defined in the applicable rules of the Securities and Exchange Commission.

Compensation Committee - 4 Meetings

Function	Members
Review and approve executive compensation and employment agreements Review and approve bonuses, incentive stock option awards and stock option grants	O. James Woodward III, Chairman Joseph J. Penbera Frederick R. Ruiz

Governance/Nominating Committee - 4 Meetings

Function	Members

  Review qualifications of and nominate candidates for Board of Directors (other than those nominated by stockholders)

  Formalize and revise the Company's corporate governance policies and practices, including recommending to the Board of Directors Corporate Governance Guidelines

  Monitor the Company's compliance with the policies and the Corporate Governance Guidelines (the Corporate Governance Guidelines are available at http://www.gottschalks.com
James L. Czech, Chairman Dale D. Achabal

The Governance/Nominating Committee will consider recommending persons identified by stockholders of the Company if a written recommendation is timely received by the Company's secretary. Such a recommendation must be received no later than the last day that a stockholder would be permitted to nominate an individual for election as a director pursuant to the Company's Bylaws (See "Future Stockholder Proposals and Nominations") and such written recommendation must contain at least the same information with respect to such person as required by the Bylaws. There are no differences in the manner in which the Governance/Nominating Committee evaluates a candidate that is recommended for nomination by a stockholder.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for election as directors at the Annual Meeting.

Compensation of Directors

The following table sets forth amounts paid to each of the non-employee directors during fiscal 2004.

Director Compensation for Fiscal Year 2004

	Cash Compensation			Security Grants
Name	Annual Retainer Fees ($) (1)	Meeting Fees ($) (2)	Other Fees ($)(3)	Number of Shares (#)(4)	Securities Underlying Options (SARS) (#) (4)
Joseph J. Penbera Sharon Levy Max Gutmann (5) Frederick R. Ruiz O. James Woodward III James L. Czech Thomas H. McPeters Jorge Pont Sánchez Dale D. Achabal Philip S. Schlein	26,000 0 20,000 20,000 26,000 26,000 0 0 18,333 0	8,000 4,000 7,000 8,000 8,000 8,000 4,000 4,000 4,500 0	0 0 3,873 0 2,750 7,469 3,054 7,898 561 0	2,000 0 0 2,000 2,000 2,000 0 0 7,000 0	0 0 0 0 0 0 0 0 0 0

(1) The six outside directors who are neither officers nor affiliates of the Company received a monthly stipend during fiscal 2004. As chairmen of the Audit, Compensation and Governance Committees, Joseph J. Penbera, O. James Woodward III and James L. Czech respectively, received $2,167 per month, and all other outside directors received $1,667 per month. As of January 1, 2005 these fees were increased to $2,500 and $2,000 per month. Dale D. Achabal was nominated to the Board of Directors in March 2004. Philip S. Schlein was nominated to the Board of Directors in May 2005.

(2) The nine non-employee directors received $1,000 for each meeting of the Board and for each Committee meeting attended and $1,000 for each special purpose meeting of the Board held telephonically. Amounts indicated for Mr. Pont Sánchez are paid directly to El Corte Ingles.

(3) The Company reimburses non-employee directors for certain costs incurred in attending meetings of the Board and in performing Board duties. Such expense reimbursements typically include meals, transportation costs, overnight hotel expenses and fees for director education programs. Amounts indicated for Mr. Pont Sánchez are paid directly to El Corte Ingles.

(4) The six outside directors indicated who are neither officers nor affiliates of the Company received grants of options in fiscal 2004 under the 1998 Stock Option Plan. Mr. Achabal was nominated to the Board of Directors in March 2004. Mr. Schlein was nominated to the Board of Directors in May 2005. There were no individual grants of options in tandem with stock appreciation rights ("SARS") or freestanding SARS made during fiscal 2004.

(5) Mr. Gutmann retired from the Board of Directors effective May 1, 2005 after twelve years of service to the Company.

COMMITTEE REPORTS

Audit Committee Report

The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, unless we specifically state otherwise.

The Audit Committee of Gottschalks Inc. (the "Audit Committee") is composed of independent directors and operates under a written charter adopted by the Board of Directors. The written charter was revised and adopted during 2003. The current members of the Audit Committee are Joseph J. Penbera (Chairman), Dale D. Achabal, James L. Czech, Frederick R. Ruiz and O. James Woodward III. The members of the Audit Committee meet the standards of independence and other qualifications required by the New York Stock Exchange and the Securities and Exchange Commission.

The Audit Committee assisted the Board in fulfilling its oversight responsibilities. The Audit Committee reviewed the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations. The Audit Committee also provides an open avenue of communication among the external auditors, management, internal audit and the Board. To effectively perform his or her role, each Audit Committee member has an understanding of the responsibilities of Audit Committee membership, as well as, the Company's business, operations, and risks.

Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In fulfilling the Audit Committee's responsibilities, the Audit Committee met and held various discussions with management and the independent registered public accounting firm, including meetings conducted prior to the issuance of quarterly and annual earnings to the public. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees."

The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the report of the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors approve the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended January 29, 2005.

This Audit Committee Report is submitted by the members of the Fiscal 2004 Audit Committee.

Joseph J. Penbera (Chairman)
Dale D. Achabal
James L. Czech
Frederick R. Ruiz
O. James Woodward III

Compensation Committee Report

The following report and the performance graph on page 23 do not constitute soliciting materials and are not considered filed or incorporated by reference into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, unless we specifically state otherwise.

The Compensation Committee of Gottschalks Inc. (the "Compensation Committee") is composed of three directors meeting the independence requirements of the New York Stock Exchange, at least two of which are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee operates under a written charter adopted by the Board of Directors. The written charter was adopted during 2003. The current members of the Compensation Committee are O. James Woodward III (Chairman), Joseph J. Penbera, and Frederick R. Ruiz.

The Compensation Committee is authorized to fix the compensation of executive officers of the Company, to establish and administer the annual incentive plan or plans applicable to executive officers of the Company, including, without limitation, to administer the equity incentive plans of the Company as may from time to time be acquired or adopted, including, without limitation, the 1998 Stock Option Plan. To that end, the Compensation Committee met and exercised all the powers and authority of the Board of Directors to the extent permitted under Section 141 of the Delaware General Corporation Law.

Compensation Program

The Company's executive compensation program consists primarily of three components: (1) a base salary that is designed to attract and retain qualified employees for the Company; (2) annual incentives which are tied to the performance of the Company; and (3) stock options.

Base Salary. The base salary of the Chief Executive Officer was originally determined by the Compensation Committee based on factors such as scope of responsibility, current performance and the overall financial performance of the Company. In making such determination, the Compensation Committee also considered salary ranges of chief executive officers of certain competitors of the Company. The annual base salary paid to Mr. James Famalette, as President and Chief Executive Officer for fiscal 2004, was $545,000. This amount was paid pursuant to Mr. Famalette's employment contract and his voluntary agreement to reduce his annual base salary by $30,000 from March 1, 2002 through June 26, 2004. (See "Employment and Severance Agreements - Employment Agreement"). The Chief Executive Officer, in turn, recommends an original annual base salary for the senior executive officers of the Company based on factors such as the scope of responsibility and base salary ranges of similarly positioned executives of the Company. Annual adjustments to such base salaries are determined based on factors including, but not limited to, the executive's individual performance, the performance of areas within the executive's scope of responsibility and the overall performance of the Company. The Compensation Committee reviews the Chief Executive Officer's recommendations for such officers' annual base salary levels and makes the final determination of such levels based on the factors referred to above and such other factors as it may consider relevant in the circumstances.

Annual Incentives. The Company's bonus program currently in effect ("Bonus Program") offers the Chief Executive Officer and key executives of the Company a bonus opportunity linked to Company performance. Under the Bonus Program, the Board of Directors establishes a goal at the beginning of each fiscal year to achieve a targeted earnings per share ("EPS") amount. If the Company achieves the EPS goal for the year, the Chief Executive Officer may be paid a bonus in the following fiscal year of up to 50% of his base salary, and key executives may be paid a bonus in the following fiscal year ranging from 10% to 50% of their respective base salaries. With respect to the bonus awarded to the Chief Executive Officer, the Compensation Committee determines the actual bonus amounts within these ranges based on the guidelines described below and based on its analysis of the Company's actual performance and each individual's performance. The Chief Executive Officer, in turn, recommends bonus amounts for the senior executive officers of the Company. Generally, 75% of the potential bonus is based solely on the Company's performance and 25% of the potential bonus is based on the key executive's performance measured against the key executive's goals. Bonuses are generally not paid if the Company does not achieve its EPS goal for the applicable year. The Company's fiscal 2001, 2002 and 2003 EPS goals were not achieved and, accordingly, no bonuses under the Bonus Program were paid in fiscal 2002, 2003 or 2004. A discretionary bonus of $10,000 was awarded to Mr. Schmidt related to other operational achievements.

Stock Options. Stock options are granted to the senior executive officers and other employees of the Company at the discretion of the Compensation Committee. The Compensation Committee believes the grant of stock options reinforces the importance of improving stockholder value over the long term, and encourages and facilitates executive and key employee stock ownership of the Company. The determination to grant options is also based on factors such as the current number of unexercised options held by the senior executive officers and employees, the expiration dates of those options and the current financial performance of the Company. Option grants for the Chief Executive Officer are determined by the Compensation Committee. Option grants for the senior executives and other employees of the Company are recommended by the Chief Executive Officer and reviewed and approved by the Compensation Committee. In fiscal 2004, an aggregate of 50,000 options were granted to Messrs. Famalette, Gladding, Ambro and Schmidt under the 1998 Stock Option Plan at an exercise price of $6.03 per share. In fiscal 2004, a total of 200,500 options were also granted to 133 other officers and key employees of the Company under the 1998 Stock Option Plan, at exercise prices ranging from $5.41 to $6.03 per share. The exercise prices for these grants were the closing market price of the Company's common stock on the date of the grant. Such options vest at a rate of 25% per year beginning on the first anniversary after the date of the grant and expire in ten years.

Other. Compensation for other officers and managers of the Company was paid during fiscal 2004 based upon an evaluation of such individuals' performance, responsibilities and the level of compensation of similarly positioned managers at the Company and its competitors. Bonuses in the aggregate amount of $307,542 were paid to 67 store managers, merchandising and operations personnel of the Company during fiscal 2004 based primarily upon the fiscal 2003 performance of the particular individual's unit, department, division or store.

Compensation Committee Interlocks And Insider Participation. No member of the current Compensation Committee is a former or current officer or employee of the Company or its subsidiary, or is employed by a company whose board of directors includes a member of management of the Company.

This Compensation Committee Report is submitted by the members of the Fiscal 2004 Compensation Committee.

O. James Woodward III, Chairman
Joseph J. Penbera
Frederick R. Ruiz

Governance/Nominating Committee Report

The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, unless we specifically state otherwise.

The Governance/Nominating Committee of Gottschalks Inc. is responsible for taking a leadership role in formalizing and revising the Company's corporate governance policies and practices, including recommending to the Company's Board of Directors corporate governance guidelines applicable to the Company and for monitoring the Company's compliance with the policies and the Corporate Governance Guidelines. In addition, the Committee reviews and assesses the adequacy of the Company's Code of Conduct and Ethics and other internal policies and guidelines.

The Committee is responsible for identifying individuals qualified to become members of the Company's Board; for recommending director nominees to the Board for the next annual meeting of stockholders; for providing the Board an annual review of the Boards performance; and for recommending director candidates to the Board for the Board's consideration and appointment to each of the Board's Committees.

The Governance/Nominating Committee conducts an annual review of the Board's performance, in accordance with guidelines recommended by the Committee and approved by the Board. This review includes an overview of the talent base of the Board as a whole as well as an individual assessment of each Director's skills, areas of expertise, qualification as "independent" under the New York Stock Exchange listing standards and any other applicable laws, rules and regulations, consideration of any changes in a Director's responsibilities that any have occurred since the Director was first elected to the Board, and such other factors as may be determined by the Committee to be appropriate for review. The results of the Committee's review of Board performance are summarized and presented to the Board.

In 2004, the Governance/Nominating Committee met four times to assess the Company's compliance with corporate governance requirements and guidelines. Additionally, the Independent Directors met 4 times without the CEO present.

The Committee has promoted independent Board member education via seminars and conferences, to further develop the knowledge base and expertise needed to fulfill effective governance overview, and several Board members have participated in such programs in 2004. The Company includes on its website, www.gottschalks.com, all committee charters, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics.

The Governance/Nominating Committee identified Dr. Dale D. Achabal as a new Board member in 2004, and identified Mr. Philip S. Schlein in 2005 to replace Mr. Max Gutmann who retired from the Board effective May 1, 2005.

This Governance/Nominating Committee Report is submitted by the members of the Fiscal 2004 Governance/Nominating Committee.

James L. Czech, Chairman
Dale D. Achabal

EXECUTIVE OFFICERS

Executive Officer Biographies

The following table lists the executive officers of the Company:

Name	Age(1)	Position
James R. Famalette(2)	52	President and Chief Executive Officer and Director
Joe Levy(2)	73	Chairman
Gary L. Gladding	64	Executive Vice President and General Merchandise Manager
J. Gregory Ambro	52	Senior Vice President/Chief Administrative and Financial Officer
Michael J. Schmidt	63	Senior Vice President and Director of Stores

(1) As of April 29, 2005.

(2) Information with respect to Joe Levy and James R. Famalette is included in the "Election of Directors - Nominee Biographies" portion of this proxy statement.

Gary L. Gladding has been Executive Vice President of the Company since 1987, and joined the Company's predecessor as Vice President/General Merchandise Manager in 1983. From 1980 to 1983, he was Vice President and General Merchandise Manager for Lazarus Department Stores, a division of Federated Department Stores, Inc., and he previously held merchandising manager positions with the May Department Stores Co.

J. Gregory Ambro became Senior Vice President/Chief Administrative and Financial Officer of the Company on November 20, 2003. Prior to joining Gottschalks, Mr. Ambro served for three years as Senior Vice President and Chief Financial Officer of Bradlees, a regional discount department store in the Northeast. From 1995 to 2000 he served as Chief Financial Officer of Marshalls, an off-price retailer, Streamline, a grocery and consumer products retailer and Harris Teeter, an upscale supermarket chain in the Southeast. From 1978 to 1994 Mr. Ambro served in a variety of financial positions for Marshalls and the May Department Stores Co.

Michael J. Schmidt became Senior Vice President/Director of Stores of the Company's predecessor in 1985. Prior to joining the Company's predecessor in 1983, he held management positions with Liberty House, Allied Corporation and R.H. Macy & Co., Inc.

Compensation of Executive Officers

Summary Compensation. The materials set forth below contain information on certain cash and non-cash compensation provided to the Company's Chief Executive Officer and the four other executive officers of the Company who were the most highly compensated executive officers for fiscal year 2004 (the "Named Officers").

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards (1)
Name and Principal Position	Fiscal Year	Base Salary ($) (2)	Bonus ($) (3)	Other Annual Compensation ($) (4)	Securities Underlying Options (#) (5)	All Other Compensation ($) (6)

James R. Famalette President, Chief Executive Officer and	2004 2003 2002	548,462 531,002 532,308	0 0 0	0 0 0	20,000 20,000 20,000	6,350 6,637 6,217
Director
Joe Levy Chairman	2004 2003 2002	175,000 175,000 175,000	0 0 0	0 0 0	0 0 0	5,647 5,570 4,038

Gary L. Gladding Executive Vice President and General Merchandise Manager J. Gregory Ambro (7) Senior Vice President and Chief Administrative and Financial Officer	2004 2003 2002 2004 2003	330,000 326,994 324,000 304,340 54,281	0 0 0 0 0	0 56,215 0 0 0	10,000 10,000 10,000 10,000 30,000	6,350 6,638 7,293 300 0
Michael J. Schmidt Senior Vice President and Director of Stores	2004 2003 2002	262,308 249,356 240,000	10,000 0 0	0 0 0	10,000 10,000 10,000	6,350 6,257 7,171

(1) The Company did not make any payments or awards that would be classified under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the table by the applicable Securities and Exchange Commission disclosure rules.

(2) Includes compensation earned but deferred pursuant to the Gottschalks Inc. Retirement Savings Plan and a cafeteria plan established pursuant to Internal Revenue Code Section 125.

(3) No bonus amounts were paid in fiscal 2002, 2003 and 2004 under the Bonus Program related to achievement of EPS goals. A discretionary amount was awarded to Mr. Schmidt related to other operational achievements.

(4) The amounts included in this column for each of the Named Officers do not include the value of certain perquisites which in aggregate did not exceed the lesser of $50,000 or 10% of the Named Officer's aggregate salary and bonus compensation for fiscal 2002, 2003 or 2004, as applicable. Amount for Mr. Gladding represents distribution of amounts held in a deferred compensation plan.

(5) Represents shares of stock underlying options granted under the Company's 1998 Stock Option Plan. There were no individual grants of options in tandem with SARS or freestanding SARS made during fiscal years 2002, 2003 or 2004 to the Named Officers.

(6) Represents contributions made by the Company on behalf of the Named Officers to the Gottschalks Inc. 401(k) Plan in the form of Common Stock of the Company and amounts paid for term life insurance premiums.

(7) Mr. Ambro became Senior Vice President and Chief Administrative and Financial Officer on November 20, 2003.

Stock Option Grants. Shown below is information with respect to grants of stock options to the Named Officers during the last fiscal year under the 1998 Stock Option Plan. In addition to options granted to the Named Officers below, in fiscal 2004 a total of 200,500 options were granted to 133 other officers and key employees of the Company under the 1998 Stock Option Plan.

Option Grants in Fiscal Year 2004

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share) (2)	Expiration Date	5%	10%
James R. Famalette	20,000	8.1%	6.03	4/30/2014	85,600	223,500
Joe Levy (3) Gary L. Gladding J. Gregory Ambro Michael J. Schmidt	0 10,000 10,000 10,000	N/A 4.1% 4.1% 4.1%	N/A 6.03 6.03 6.03	4/30/2014 4/30/2014 4/30/2014 4/30/2014	N/A 42,800 42,800 42,800	N/A 111,750 111,750 111,750

(1) These options first become exercisable on the first anniversary of the grant date, with 25% of the underlying shares becoming exercisable at that time and an additional 25% of the option shares becoming exercisable on each successive anniversary date through the fourth anniversary date.

(2) Represents the fair market value of the Company's common stock based on its closing price on the New York Stock Exchange as of the date of the grant of the options.

(3) No options were granted to Mr. Joe Levy in fiscal 2004. When options are granted to Mr. Levy, such options are granted at 110% of fair market value as determined in the manner described above.

Stock Option Exercises. Shown below is information with respect to the exercise of stock options during the last fiscal year by the Named Officers and the value of unexercised options held by each of them as of the end of the last fiscal year.

Aggregate Option Exercises in Fiscal Year 2004 and
Fiscal Year-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End (1) Exercisable/ Unexercisable ($)
James R. Famalette	0	0	275,000/30,000	682,150/127,750
Joe Levy	0	0	80,000/0	57,750/0
Gary L. Gladding	0	0	71,500/17,500	161,860/75,900
J. Gregory Ambro Michael J. Schmidt	0 0	0 0	10,000/30,000 71,500/17,500	37,550/112,650 161,860/75,900

(1) The exercise price of the options range from $1.13 to $9.88 per share. The closing price of the Company's common stock on the New York Stock Exchange as of January 29, 2005 was $8.09 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company currently maintains the 1998 Stock Option Plan (the "1998 Plan"). The Company also maintains the 1994 Stock Option Plan (the "1994 Plan"), which expired pursuant to its terms on July 28, 2004. Both the 1998 Plan and the 1994 Plan were, approved by the Company's stockholders. The following table provides information as of January 29, 2005 about the number of shares of the Company's Common Stock that may be issued upon the exercise of options, the weighted-average exercise price of the outstanding options and the number of shares remaining available for future award grants. Stockholders are also being asked to approve a new equity compensation plan, the 2005 Stock Option Plan, as described in Proposal No. 2 above. This table does not reflect the 1,500,000 shares that will be available under the 2005 Stock Option Plan if stockholders approve Proposal No. 2.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,547,750(1)	4.96	594,500(2)
Equity compensation plans not approved by security holders	0	NA	NA
Total	1,547,750	4.96	594,500

(1) Represents 1,471,250 shares subject to outstanding options under the 1998 Plan and 76,500 shares subject to outstanding options under the 1994 Plan.

(2) Represents shares available for future option grants under the 1998 Plan. No new option grants will be made under the 1998 Plan upon stockholder approval of the 2005 Stock Option Plan.

Employment and Severance Agreements

Employment Agreement. The Company has an employment agreement with James R. Famalette as the Company's President and Chief Executive Officer. The term of the agreement, automatically renews annually each July 1 for successive one-year terms unless terminated by either party upon written notice. The agreement provides that Mr. Famalette will be a member of the Board of Directors during his term of employment. The agreement, as amended, further provides for the payment of an annual base salary of at least $560,000, and for the payment of an annual bonus under the Company's Bonus Program, under which Mr. Famalette has the ability to earn an annual bonus of up to 50% of Base Salary if specific goals and objectives adopted by the Board are achieved. Mr. Famalette also receives a car allowance and receives other benefits typically offered to all employees of the Company. The compensation payable pursuant to the agreement will be terminated if Mr. Famalette terminates his employment with the Company through retirement, disability or death, if Mr. Famalette is terminated for cause (as defined) or the Company sells all or part of its business and Mr. Famalette is able to continue his employment with the buyer at or above his then base salary. With the exception of the employment agreement with Mr. Famalette, the Company has no employment agreements with any of the other Named Officers, including the Company's Chairman.

In light of the Company's reduced operating results for fiscal years 2001 and 2002, Mr. Famalette took voluntary reductions in his annual base salary of $30,000 from the period of March 1, 2002 through June 26, 2004. In addition, based on the Company's fiscal 2001 and fiscal 2002 operating results, Mr. Famalette was not paid any bonus under the Bonus Program in fiscal 2002, 2003 and 2004.

Severance Agreements. The Company has Severance Agreements with each of the Named Officers, including the Company's Chief Executive Officer. Such agreements provide for the continuing payment of the officer's base salary for a period of twelve months, except for Messrs. Levy and Famalette, whose severance benefits will be payable for a period of twenty-four months, and in the case of Mr. Famalette, less the period remaining under his employment agreement. The agreements also provide for continuing coverage in the Company's group medical plan at the Company's expense for one year in the event the officer is terminated by written notice by the Company other than for cause (as defined). The agreements require the officer to continue to report to work and perform the duties of his or her employment until the date set forth as the officer's date of termination in order to receive such continuing payments. The officer is not entitled to receive a severance benefit under certain conditions including: (i) the termination of employment occurs by other than written notice of termination by the Company; (ii) if the Company sells all or part of its business and the officer has the opportunity to continue his or her employment with the buyer at or above the officer's base rate of pay; and (iii) the termination of employment for cause (as defined). In the event of a change in control, the severance benefits are extended to a period of twenty-four months in the case of Mr. Joe Levy and Mr. Famalette, and to a period of eighteen months in the case of Messrs. Gladding, Ambro, and Schmidt.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

On April 29, 2005, there were 13,125,269 shares of Company common stock outstanding. The following table shows the number of shares of common stock beneficially owned, as of April 29, 2005, by the following:

  each person who we know beneficially owns more than 5% of the common stock;
  each director;
  each Named Officer; and
  the directors and executive officers as a group.

		Amount and Nature of Beneficial Ownership(1)
Name and Address Of Beneficial Owner 5% or Greater Stockholders:	Present Position With the Company	Shares of Common Stock (#)(2)	Options Exercisable Within 60 days(#)(3)	Total as Percent of Class(4)
The Harris Company P.O. Box 20 Redlands, CA 92373	N/A	2,095,900 (5)	0	15.3%
Joe Levy P.O. Box 28920 Fresno, CA 93729	Chairman	1,243,225 (6)(7)	80,000	9.7%
Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	N/A	748,000 (8)	0	5.6%
Pequot Capital Management, Inc. 500 Nyala Farm Road, Westport, CT. 06880	N/A	667,000 (9)	0	4.9%
Directors and Named Officers:
James R. Famalette	President, Chief Executive Officer and Director	84,569	275,000	2.6%
Joseph J. Penbera	Director	2,000	12,000	*
Sharon Levy	Director	0 (7)	0	*
Max Gutmann	Director (Retired)(10)	24,000	17,000	*
Frederick R. Ruiz	Director	18,350	14,000	*
O. James Woodward III	Director	10,000	14,000	*
Thomas L. McPeters	Director	0	0	*
Jorge Pont Sánchez	Director	0	0	*
James L. Czech	Director	4,000	5,250	*
Dale D. Achabal	Director	0	1,750	*
Philip S. Schlein	Director	0	0	*
Gary L. Gladding	Executive Vice President and General Merchandise Manager	22,290	71,500	*
J. Gregory Ambro	Senior Vice President, Chief Administrative and Financial Officer	278	10,000	*
Michael J. Schmidt	Senior Vice President and Director of Stores	17,483	71,500	*
Directors and Executive Officers as a Group (15 Persons)	N/A	1,426,195	570,250	14.6%

_______________________

* Holdings represent less than 1% of all common shares outstanding.

(1) Unless otherwise indicated, (i) beneficial ownership is direct and (ii) the person indicated has sole voting and investment power over the shares of common stock indicated.

(2) Includes shares of common stock held in the Gottschalks Inc. 401(k) Plan and owned pursuant to the 1998 Employee Stock Purchase Plan, as follows: Joe Levy (34,140 shares); James R. Famalette (61,569 shares); Gary L. Gladding (22,290 shares), J. Gregory Ambro(278 shares) and Michael J. Schmidt (17,483 shares).

(3) Shares that may be acquired pursuant to options exercisable within 60 days of April 29, 2005.

(4) Assumes that only those options of the particular person or group listed that are exercisable within 60 days of April 29, 2005 have been exercised and no others.

(5) The information with respect to Harris was reported on a Schedule 13D filed by Mr. Joe Levy, Mr. Bret Levy, El Corte Ingles and Harris with the SEC on August 28, 1998 (subsequently amended on February 22, 2002, May 29, 2002, August 29, 2002, January 10, 2003 and January 7, 2005), copies of which were received by the Company and relied upon in making this disclosure. Since August 28, 1998, Harris has indicated it exercises sole voting power and sole dispositive power with respect to 2,095,900 shares.

(6) Includes 592,550 shares in which Joe Levy has a pecuniary interest as trustee of the Levy Trust Account which was created in December 2000 upon the division of the Gertrude H. Klein Trust. Does not include the aggregate of shares held by Joseph Levy's adult children, Jody Levy-Schlesinger, Felicia Levy-Weston and Bret Levy and their spouses and children, over which shares Joe Levy disclaims beneficial ownership.

(7) Sharon Levy shares beneficial ownership of the shares attributed to Joe Levy, her husband, as community property.

(8) The information with respect to Dimensional Fund Advisors Inc. was reported on a Schedule 13G/A filed by Dimensional Fund Advisors Inc. with the SEC on February 9, 2005, a copy of which was received by the Company and relied upon in making this disclosure. Dimensional Fund Advisors Inc. exercised, as of February 9, 2005, sole voting power and sole dispositive power with respect to 748,000 shares.

(9) The information with respect to Pequot Capital Management, Inc. was reported on a Schedule 13G filed by Pequot Capital Management, Inc. with the SEC on February 14, 2005, a copy of which was received by the Company and relied upon in making this disclosure. Pequot Capital Management, Inc. exercised, as of February 14, 2005, sole voting power and sole dispositive power with respect to 667,000 shares.

(10) Mr. Gutmann retired as a Director on May 1, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers, as well as persons owning more than 10% of the Company's outstanding shares of stock, must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based solely on our review of these reports and written representations from our directors and officers, we believe each of our directors and executive officers, as well as each of the persons owning more than 10% of our outstanding shares of stock, filed all the required reports during fiscal year 2003.

Certain Relationships and Related Transactions

The Company is indebted to Harris, a stockholder owning more than 5% of the Company common stock. As described under the heading "Agreements With Nominees," on August 20, 1998 the Company acquired substantially all of the assets and business of Harris. As consideration for the purchase, the Company issued to Harris 2,095,900 shares of common stock and an 8% Non-Negotiable Extendable Subordinated Note and assumed certain other liabilities. On December 7, 2004 a new Subordinated Note due May 30, 2009 superseded the original note. The new Subordinated Note bears interest at a fixed rate of 8% payable semi annually and provides for principal payments of up to $8.0 million prior to its maturity, subject to certain restrictions. Mr. Pont Sánchez and Mr. McPeters are directors of the Company and are also directors and/or executive officers of Harris. Mr. Pont Sa´nchez is the President and Chief Executive Officer of Harris and is the International Division Director of El Corte Ingles. Mr. McPeters is the Chief Financial Officer of Harris.

STOCK PRICE PERFORMANCE

The graph below compares the cumulative total return of the Company's common stock with the cumulative total return of (i) the S&P Small Cap 600 Index and (ii) the S&P Department Store Index. Except as described, the comparison covers the five-year period from close of market on the last trading day prior to the beginning of the 2000 fiscal year to the last day of the Company's 2004 fiscal year and assumes that $100 was invested at the beginning of the period in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

The past stock price performance for the Company's common stock is not necessarily indicative of future price performance.

* Assumes $100 is invested on January 29, 2000 in the Company's common stock, the S&P Small Cap 600 Index, and the S&P Department Stores Index. The dollar amounts shown at each year-end are as of the last trading day prior to the end of the Company's fiscal year.

OTHER INFORMATION

Independent Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2005. Representatives of Deloitte & Touche LLP are expected to be present at the 2005 annual meeting and will be available to answer appropriate questions and to make any statement they may desire. While it is presently anticipated that Deloitte & Touche LLP will continue to serve as the Company's independent registered public accounting firm during fiscal 2005, and in that capacity will report on the Company's fiscal 2005 annual consolidated financial statements, the Audit Committee reserves the right to select a different independent registered public accounting firm at any time.

Audit Fees.

The following table shows the fees billed by Deloitte & Touche LLP for the past two fiscal years for audit and other related fees:

	2004		2003
Audit Fees	$ 419,955	(1)	$ 318,312	(1)
Audit Related Fees	-		186,487	(2)
Tax Fees	104,660	(3)	139,980	(3)
All Other Fees	17,020	(4)	32,080	(4)
	$ 541,635		$ 676,859

(1) Includes the audit of the Company's consolidated financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. Also includes advice on matters that arose during or as a result of the annual audit or reviews of interim financial statements.

(2) Includes assistance relating to the reconciliation of the merchandise payable subsidiary ledgers to the general ledger.

(3) Includes fees for tax services, including review and preparation of the Company's tax returns and advice on tax compliance and planning.

(4) Includes consulting and planning for unclaimed property reporting and training on the use of certain analytical tools.

The Company's Board of Directors has adopted a pre-approval policy which requires the Audit Committee to pre-approve all audit and permitted non-audit services to be rendered by the Company's auditors. During 2004, the Audit Committee approved all audit and non-audit services. Our Audit Committee has determined that the rendering of other non-audit services by Deloitte & Touche LLP was compatible with maintaining their auditor independence.

Future Stockholder Proposals and Nominations

If you want to include a stockholder proposal in the proxy statement for the 2006 Annual Stockholders' Meeting, or intend to present a proposal at that Meeting, you must deliver a notice to the Company's Secretary at the Company's principal office located at 7 River Park Place East, Fresno, California 93720 no later than the close of business on January 28, 2006. If we do not receive notice by that date, no discussion of your proposal is required to be included in our 2006 proxy statement.

If you intend to present a proposal at that Meeting, you must follow the procedures set forth in the Company's bylaws. You must deliver a notice to the Company's Secretary at the Company's principal executive offices no earlier than February 24, 2006 and no later than the close of business on March 25, 2006. If we do not receive notice during that period, your proposal will not have been timely and properly brought before the meeting and may not be considered there.

Stockholders can also nominate persons to be directors. If you want to nominate a person, you must follow the procedures set forth in the Company's bylaws. You must deliver a notice to the Company's Secretary at the Company's principal executive offices no earlier than February 24, 2006 and no later than the close of business on March 25, 2006. That notice must contain the information required by the bylaws about you and your nominees. Unless you have complied with these bylaw provisions, your nominee will not be accepted and cannot be voted on by the stockholders.

Other Matters

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

You can obtain a copy of the Company's Annual Report on Form 10-K for the year ended January 29, 2005 at no charge by writing to the Company at 7 River Park Place East, Fresno, California 93720, Attention: J. Gregory Ambro, Senior Vice President Chief Administrative and Financial Officer. In addition, the Company's 2004 Annual Report on Form 10-K can be obtained from the Investor Relations section of the Company's website, http://www.gottschalks.com.

Stockholders may, at any time, communicate in writing with any particular director, or the independent directors as a group, by sending such written communication to the Company at 7 River Park Place East, Fresno, California 93720, Attention: Office of the Secretary. Copies of written communications received at such address will be provided to the relevant director or the independent directors as a group unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate to the Company's business or communications that relate to improper or irrelevant topics.

By order of the Board of Directors,

Joe Levy
Chairman

May 27, 2005

Exhibit I

GOTTSCHALKS INC.

2005 STOCK OPTION PLAN
  THE PLAN.

  1.1    Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and directors of the Company and certain consultants and advisors to the Company through the grant of equity incentives. Capitalized terms used herein are defined in Section 5.

  1.2    Administration and Authorization; Power and Procedure.

  1.2.1    Committee. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

  1.2.2    Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

    determine eligibility and the particular Eligible Persons who will receive Options;
    grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;
    approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);
    construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;
    cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 4.6;
    accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and
    make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

  Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

  1.2.3    Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

  1.2.4    Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

  1.2.5    Bifurcation of Plan Administration & Delegation. Subject to the limits set forth in the definition of "Committee" in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company. The Board or Committee may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee.

  1.3    Participation. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

  1.4    Shares Available for Options; Share Limits.

  1.4.1    Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

  1.4.2    Share Limits. The maximum number of Shares that may be delivered pursuant to all Options granted under this Plan is 1,500,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors under the provisions of Section 3 is 200,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 100,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

  1.4.3    Share Reservation; Replenishment and Reissue of Unvested Options. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan. Except as limited by applicable law, if an Option is settled only in cash, such Option shall not be counted against any of the limits of this Section 1.4.

  1.5    Grant of Option. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

  1.6    Option Period. Any option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

  1.7    Limitations on Exercise and Vesting of Options.

  1.7.1    Provisions for Exercise. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

  1.7.2    Procedure. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 3.3, as the case may be.

  1.7.3    Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

  1.8    No Transferability.

  1.8.1    Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) Options are non- transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to any Option will be delivered only to (or for the account of) the Participant.

  1.8.2    Exceptions. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8.3).

  1.8.3    Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

    transfers to the Corporation,
    the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution, subject to any applicable Incentive Stock Option limitations, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee, if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.
  OPTIONS.

  2.1    Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

  2.2    Option Price.

  2.2.1    Pricing Limits. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.5) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

  2.2.2    Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

  2.3    Vesting; Option Period.

  2.3.1    Vesting. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

  2.3.2    Option Period. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

  2.4    Limitations on Grant and Terms of Incentive Stock Options.

  2.4.1    $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

  2.4.2    Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

  2.5    Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

  2.6    Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, among other changes, for a greater or lesser number of Shares subject to the Option, or a longer or shorter vesting or exercise period.

  2.7    Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted to Eligible Persons under this Plan in substitution for or in connection with an assumption of employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Options so granted need not comply with other specific terms of this Plan, provided the Options reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding stock options previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
  NON-EMPLOYEE DIRECTOR FORMULA OPTIONS.

  3.1    Participation. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of Exhibit A hereto.

  3.2    Option Grants.

  3.2.1    Initial Options. Subject to Section 3.2.3, after approval of this Plan by the stockholders of the Corporation, any person who thereafter becomes a Non-Employee Director of the Corporation and in each case who, immediately prior to such date, was not an officer or employee of the Company, will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 5,000 Shares. The Option Date of such grant will be the date the director takes office.

  3.2.2    Annual Options. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in 2006, there will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which will be such date) to each Non-Employee Director then continuing in office to purchase 5,000 Shares.

  3.2.3    Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.1 will be prorated within such limitation. A Non-Employee Director will not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

  3.3    Option Price. The purchase price per Share covered by each Option granted pursuant to Section 3.2 will be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under Section 3.2 will be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise. In addition to the payment methods described above and to the extent permitted by applicable law, the Option may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price. The Corporation shall not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor.

  3.4    Option Period and Exercisability. Each Option granted under Section 3.2 and all rights or obligations thereunder will expire on the day before the tenth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become vested and exercisable at the rate of 25% per annum commencing on the first anniversary of the Option Date and each of the next three anniversaries thereof.

  3.5    Termination of Directorship. An Option granted to a Non-Employee Director pursuant to Section 3.2 shall terminate upon the Non-Employee Director's termination of service as a member of the Board, except: (i) if such termination is due to the Non-Employee Director's Total Disability, death or retirement, the Option shall become fully vested and exercisable upon the date of such termination and the Option may be exercised for only one year after the date of such termination; or (ii) if such termination is due to any reason other than the Non-Employee Director's Total Disability, death or retirement, the Option, to the extent not vested and exercisable on the date of such termination, will terminated and the portion of the Option which is then vested and exercisable may be exercised for only three months after the date of such termination; in each case subject to earlier termination pursuant to or as contemplated by Section 3.4 or Section 3.6. For purposes of this Section 3.5, "retirement" shall mean the termination of a director's services on or after the date the director attains age 65 and on or after the date the director completes ten years of service as a director of the Corporation.

  3.6    Adjustments; Accelerations; Terminations. Options granted under Section 3.2 will be subject to adjustments, accelerations and terminations as provided in Section 4.2, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

  3.7    Acceleration Upon a Change in Control Event. Upon the occurrence of a Change in Control Event and acceleration under Section 4.2.2, each Option granted under Section 3.2 will become fully vested and immediately exercisable. To the extent that any Option granted under Section 3.2 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of such event.
  OTHER PROVISIONS.

  4.1    Rights of Eligible Persons, Participants and Beneficiaries.

  4.1.1    Employment Status. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

  4.1.2    No Employment/Service Agreement. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause. Nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

  4.1.3    Plan Not Funded. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Options. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

  4.2    Adjustments; Acceleration.

  4.2.1    Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

    proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

  The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Option. With respect to any award of an Incentive Stock Option, the Committee may make such an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

  In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

  4.2.2    Acceleration of Options Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each outstanding Option will become fully vested and immediately exercisable.

  The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

  4.2.3    Possible Early Termination of Accelerated Options. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

  4.2.4    Possible Rescission of Acceleration. If the vesting of an Option has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Board or the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

  4.3    Effect of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

  4.3.1    Options - Resignation or Dismissal. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than due to Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

  4.3.2    Options - Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

  4.3.3    Options - Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

  4.3.4    Committee Discretion. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

  4.4    Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

  4.5    Tax Withholding.

  4.5.1    Cash or Shares. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

  4.5.1    Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

  4.6    Plan Amendment, Termination and Suspension.

  4.6.1    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

  4.6.2    Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

  4.6.3    Amendments to Options. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

  4.6.4    Limitations on Amendments to Plan and Options. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

  4.7    Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

  4.8    Effective Date of the Plan. This Plan will be effective upon its approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

  4.9    Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "Termination Date") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

  4.10    Governing Law/Construction/Severability.

  4.10.1    Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of California.

  4.10.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

  4.10.3    Plan Construction.

    Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Option, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of awards or events under Options if an Option or event does not so qualify.
    Section 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

  This Plan will be interpreted consistent with such intent.

  4.11    Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  4.12    Effect of Change of Subsidiary Status. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

  4.13    Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  4.14    No Corporate Action Restriction. The existence of this Plan, the Option agreements and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Option or Option Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

  4.15    Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Option made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee expressly otherwise provides or authorizes in writing. Options under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.
  DEFINITIONS.

  "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

  "Board" means the Board of Directors of the Corporation.

  "Change in Control Event" means any of the following:

  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

  (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two- thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

  (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets directly or through one or more subsidiaries (a "Parent")) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

  (d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Commission" means the Securities and Exchange Commission.

  "Committee" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Option intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Options, grants or other transactions that are authorized only by the Committee (and not the Board) and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

  "Common Stock" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.

  "Company" means, collectively, the Corporation and its Subsidiaries.

  "Corporation" means Gottschalks Inc., a Delaware corporation, and its successors.

  "Eligible Employee" means an officer (whether or not a director) or other employee of the Company.

  "Eligible Person" means an Eligible Employee, a Non-Employee Director or any Other Eligible Person, as determined by the Committee.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

  "Fair Market Value" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

  "Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

  "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

  "Non-Employee Director" means a member of the Board who is not an officer, employee, or affiliate of the Company.

  "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Section 3 shall be Nonqualified Stock Options.

  "Other Eligible Person" means any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

  "Option Agreement" means any writing setting forth the terms of an Option that has been authorized by the Committee.

  "Option Date" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Section 3, the applicable dates set forth therein.

  "Participant" means an Eligible Person who has been granted an Option under this Plan.

  "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

  "Plan" means this Gottschalks Inc. 2005 Stock Option Plan.

  "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

  "Securities Act" means the Securities Act of 1933, as amended from time to time.

  "Share" means a share of Common Stock.

  "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

  "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

EXHIBIT A

GOTTSCHALKS INC.
2005 STOCK OPTION PLAN
NON-EMPLOYEE DIRECTOR STOCK
OPTION AGREEMENT

THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "Agreement") dated as of the ____ day of __________, ____, by and between Gottschalks Inc., a Delaware corporation (the "Corporation"), and _______________________, (the "Director").

R E C I T A L S

WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Gottschalks Inc. 2005 Stock Option Plan (the "Plan").

WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to the Director effective as of the _______ day of _____________, _____ (the "Option Date") a stock option to purchase all or any part of ______________ shares of the Corporation's Common Stock ("Common Stock") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2. Grant of Option. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of _________ shares of the Common Stock (the "Shares") at the price of $_________ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Option Date (the "Expiration Date"). Such price is equal to the Fair Market Value of a Share on the Option Date.

3. Exercisability of Option. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable in increments of 25% on each of the first, second, third and fourth anniversaries of the Option Date.

To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

4. Service and Effect of Termination of Service. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in Section 3.5 of the Plan.

5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR	GOTTSCHALKS INC.
(a Delaware corporation)

Signature
Print Name	By:
Address	Its:

City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Agreement by Gottschalks Inc., I, _________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date:

Signature of Spouse

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES ON PROPOSAL 1 AND FOR PROPOSAL 2.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. Election of Directors. FOR ☐ WITHHELD FOR ALL ☐

Nominees:
(01) Joe Levy,
(02) James R. Famalette,
(03) Joseph J. Penbera,
(04) Sharon Levy,
(05) O. James Woodward III,
(06) Frederick R. Ruiz,
(07) James L. Czech
(08) Jorge Pont Sánchez,
(09) Dale D. Achabal, and
(10) Thomas H. McPeters,
(11) Philip S. Schlein

WITHHELD FOR: (Write that nominee's name in the space provided below.)

____

2. To approve the 2005 Stock Option Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

I PLAN TO ATTEND MEETING ☐

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND PROPOSAL 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOTTSCHALKS INC.

Signature ______________________ Signature ______________________ Date ____________, 2005

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME IS PRINTED. EACH JOINT TENANT SHOULD SIGN. EXECUTIVES, ADMINISTRATORS, TRUSTEES OR GUARDIANS SHOULD GIVE FULL TITLES WHEN SIGNING. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/got Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	**OR**	**1-866-540-5760** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	**OR**	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at www.gottschalks.com

PROXY

GOTTSCHALKS INC.

ANNUAL MEETING OF STOCKHOLDERS, JUNE 23, 2005

The undersigned hereby appoints Joe Levy and James L. Czech and each of them, each with full power of substitution, as proxy of the undersigned to attend the Annual Stockholders' Meeting of Gottschalks Inc., to be held on June 23, 2005 at 9:30 a.m., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as follows with respect to the following matters which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated on or about May 27, 2005, receipt of which is hereby acknowledged by the undersigned.

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

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You can now access your Gottschalks Inc. *account online.*

Access your Gottschalks Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Gottschalks Inc., now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time